Exhibit 10.1

April 25, 2023

Investcorp Europe Acquisition Corp I

Century Yard, Cricket Square

Elgin Avenue, PO Box 1111

George Town, Grand Cayman

Cayman Islands KY1-1102

Re: Insider Letter Amendment

Ladies and Gentlemen:

This amendment (this “Amendment”) is being delivered to you in accordance with Section 12 of that certain Letter Agreement, dated as of December 14, 2021 (the “Letter Agreement”), by and among Investcorp Europe Acquisition Corp I, a Cayman Islands exempted company incorporated with limited liability (the “Company”), Europe Acquisition Holdings Limited, a Cayman Islands exempted company incorporated with limited liability (the “Sponsor”), and the individuals signatory thereto, each of whom is a member of the Company’s officers and directors (each, an “Insider” and collectively, the “Insiders”).

In connection with that certain business combination agreement (the “Business Combination Agreement”), dated as of the date hereof, by and among OpSec Holdings, a Cayman Islands exempted company incorporated with limited liability (“Pubco”), Opal Merger Sub I, a Cayman Islands exempted company incorporated with limited liability and wholly-owned subsidiary of Pubco, Opal Merger Sub II, a Cayman Islands exempted company incorporated with limited liability and wholly-owned subsidiary of Pubco, Orca Holdings Limited, a Cayman Islands exempted company incorporated with limited liability (“OpSec”), Orca Midco Limited, a private limited company incorporated under the Laws of England and Wales, Orca Bidco Limited, a private limited company incorporated under the Laws of England and Wales and a subsidiary of OpSec, Investcorp Technology Secondary Fund 2018, L.P., a Cayman Islands exempted limited partnership, Mill Reef Capital Fund SCS, a limited partnership (société en commandite simple) organized under the laws of Luxembourg, and the Company, the parties hereto desire to amend certain provisions of the Letter Agreement.

In connection with the Business Combination Agreement and simultaneously with the execution and delivery of the Business Combination Agreement, the Company, the Sponsor and Pubco will enter into a Backstop Agreement (the “Backstop Agreement”), pursuant to which, among other things, and subject to the terms and conditions set forth therein, Sponsor will agree to purchase a number of Pubco securities for an aggregate purchase price not to exceed $50,000,000.

Also in connection with the Business Combination Agreement and simultaneously with the execution and delivery of the Business Combination Agreement, the Sponsor and certain shareholders of the Company (together with the Sponsor, the “Sponsor Members”) will enter into a Sponsor Support Agreement with Pubco and the Company (the “Sponsor Support Agreement”), pursuant to which, among other things, (a) each Sponsor Member will agree (i) to vote all ordinary shares of the Company held by such Sponsor Member in favor of the Business Combination Agreement and all other Shareholder Approval Matters (as defined in the Business Combination

Agreement), (ii) 50% of the ordinary shares of Pubco held by such Sponsor Member as of immediately following the Second Merger Effective Time (as defined in the Business Combination Agreement) and after giving effect to the Share Cancellation (as defined below) will be subject to forfeiture and vesting as set forth in such Sponsor Support Agreement and (iii) to abstain from exercising any redemption rights in connection with the redemption of any Company Class A ordinary shares, and (b) the Sponsor will further agree to (i) along with certain other Sponsor Members, surrender for nil consideration and cancel immediately prior to the Share Contribution (as defined in the Business Combination Agreement), but subject to the consummation of the Second Merger (as defined in the Business Combination Agreement), in aggregate, 2,555,100 Company Class B ordinary shares held by such Sponsor Member as of immediately prior to the Share Contribution (the “Share Cancellation”), (ii) transfer to the shareholders of OpSec immediately following the Share Contribution, but subject to the consummation of the Second Merger, 2,050,000 Company warrants held by the Sponsor and (iii) reimburse the Company for expenses in excess of $20,000,000, unless such excess expenses have otherwise been approved in writing by OpSec, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

As an inducement to the parties to enter into the Business Combination Agreement and proceed with the transactions contemplated thereby, and as an inducement for the Sponsor to enter into the Backstop Agreement and the Sponsor Support Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Sponsor and the Insiders, hereby agrees with the Company as follows:

1.	Amendment to Paragraph 7. Paragraph 7(a)(A) of the Letter Agreement is hereby amended by replacing the words “one year” with the words “nine months”.

2.

Effect on Letter Agreement. Except as expressly amended by this Amendment, this Amendment shall not be construed as an amendment or modification of any of the terms and conditions of the Letter Agreement, which such terms and condition shall remain unmodified and in full force and effect. In the event of any inconsistency between the terms of this Amendment and the Letter Agreement, this Amendment shall control.

3.

Entire Agreement. This Amendment, together with the Letter Agreement, constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

4.

Governing Law; Submission to Jurisdiction. The parties expressly agree that this Amendment shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York, without regard to the conflict of law provisions of such jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Amendment or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of New York in each case located in the City of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

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5.

Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

6.

Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

[Signature Pages Follow]

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Sincerely,

EUROPE ACQUISITION HOLDINGS LIMITED

By:	/s/ Rohit Nanda
Name:	Rohit Nanda
Title:	Director

[Signature Page to Insider Letter Amendment]

By:	/s/ Hazem Ben-Gacem
Name: Hazem Ben-Gacem

[Signature Page to Insider Letter Amendment]

By:	/s/ Peter McKellar
Name: Peter McKellar

[Signature Page to Insider Letter Amendment]

By:	/s/ Pamela Jackson
Name: Pamela Jackson

[Signature Page to Insider Letter Amendment]

By:	/s/ Laurence Ponchaut
Name: Laurence Ponchaut

[Signature Page to Insider Letter Amendment]

By:	/s/ Adah Almutairi
Name: Adah Almutairi

[Signature Page to Insider Letter Amendment]

By:	/s/ Baroness Ruby McGregor-Smith
Name: Baroness Ruby McGregor-Smith

[Signature Page to Insider Letter Amendment]

By:	/s/ Alptekin Diler
Name: Alptekin Diler

[Signature Page to Insider Letter Amendment]

By:	/s/ Craig Sinfield-Hain
Name: Craig Sinfield-Hain

[Signature Page to Insider Letter Amendment]

Acknowledged and Agreed:

INVESTCORP EUROPE ACQUISITION CORP I

By:	/s/ Baroness Ruby McGregor-Smith
Name:	Baroness Ruby McGregor-Smith
Title:	Chief Executive Officer

[Signature Page to Insider Letter Amendment]